UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 25, 2015

Date of Report (Date of earliest event reported)

Celladon Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11988 El Camino Real, Suite 650 San Diego, CA		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 366-4288

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2015, our Board of Directors approved modifications to the severance arrangements of the following executive officers who are currently employed by the Company: Paul Cleveland, our President and Chief Executive Officer, Andrew Jackson, our Chief Financial Officer, Rebecque Laba, our Vice President, Corporate Operations, Elizabeth Reed, our Vice President and General Counsel, and Fredrik Wiklund, our Vice President, Corporate Development and Investor Relations.

As the Company continues with the process of seeking a merger, sale or other disposition of the Company, the Board of Directors has deemed it advisable, and in the best interests of the Company’s stockholders, to incentivize the executive officers identified above to continue their employment with the Company for an additional period of time. Accordingly, the Board of Directors has approved the modification of the severance arrangements for such executive officers to provide certainty that, if terminated by the Company without “cause” or upon a resignation for “good reason”, each executive officer will receive the enhanced severance benefits previously provided for in the event of such a qualifying termination occurring within three months prior to or twelve months following a change of control transaction (including a liquidation of the Company).

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the potential to consummate a strategic transaction; the ability to retain the Company’s executive officers for the time period desired; and the ultimate outcome and timing of the process of seeking a merger, sale or other disposition of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation, risks and uncertainties associated with the process of seeking a merger or sale. Furthermore, there is no assurance that any strategic transaction will be consummated or that the Board of Directors will or will not approve the dissolution and liquidation of the Company. These and other risks and uncertainties are described more fully in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celladon Corporation

Dated: September 30, 2015

	By:	/s/ Andrew C. Jackson
Andrew C. Jackson
Chief Financial Officer